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                                                                   EXHIBIT 10.13



A.       Executive Officers party to Severance Agreement (Form A)

         Gary Peterson


B.       Executive Officers party to Severance Agreement (Form B)

         Jeffrey Rutherford
         Harold Mulet
         Eugene O'Donnell
         Mark Race


C.       Executive Officers party to Severance Agreement (Form C)

         Edward Cornell
         Robert Islinger
         Ross Pollock